UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2010

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

May 31, 2010

Annual Report

Western Asset Emerging Markets Income Fund Inc.
(EMD)

.
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Emerging Markets Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	13

Statement of operations	14

Statements of changes in net assets	15

Financial highlights	16

Notes to financial statements	17

Report of independent registered public accounting firm	25

Additional information	26

Annual chief executive officer and chief financial officer certifications	31

Dividend reinvestment plan	32

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Income Fund Inc. for the twelve-month reporting period ended May 31, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 25, 2010

Western Asset Emerging Markets Income Fund Inc.	III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the twelve-month reporting period ended May 31, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as GDP growth was 2.7%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.0% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded ten consecutive months. May 2010’s PMI reading of 59.7 indicated that the manufacturing sector’s growth was broad-based, as sixteen of the eighteen industries tracked by the Institute for Supply Management grew during the month.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 431,000 jobs in May, the largest monthly gain in more than ten years. However, the vast majority of jobs created during the month – 411,000 – were temporary government positions tied to the 2010 Census. Nevertheless, during the first five months of the calendar year, an average of nearly 200,000 new positions was created per month. In addition, the unemployment rate fell to 9.7% in May compared to 9.9% in April.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, sales increased 7.0% and 8.0% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% in May. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.8% in April. This marked the first increase following six consecutive monthly declines.

Financial market overview

The twelve-month period ended May 31, 2010 was largely characterized by a return to more normal conditions and generally robust investor risk appetite. However, the market experienced a sharp sell-off in May 2010, triggered, in large part, by the sovereign debt crisis in Greece and uncertainties regarding new financial reforms in the U.S.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. At its meeting in June 2010 (after the end of the reporting period), the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities

IV	Western Asset Emerging Markets Income Fund Inc.

Investment commentary (cont’d)

purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

While somewhat overshadowed by a “flight to quality” in May 2010, investor demand for riskier and higher-yielding fixed-income securities was strong for the majority of the reporting period. Overall, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation, rebounding corporate profits and a rapidly rising stock market. However, in May, the sovereign debt crisis in Greece then triggered increased volatility in the global financial markets, causing the spread sectors (non-Treasuries) to give back some of their earlier gains.

Both short- and long-term Treasury yields fluctuated during the reporting period as investors analyzed incoming economic data and theorized about the Fed’s future actions. When the period began, Treasury yields were relatively low, with two- and ten-year Treasury yields at 0.92% and 3.47%, respectively. Two- and ten-year Treasury yields then gyrated, rising as high as 1.42% and 4.01%, and falling as low as 0.67% and 3.18%, respectively. Short- and long-term yields declined toward the end of the reporting period given concerns regarding the escalating debt crisis in Greece. As of May 31, 2010, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. The overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexvi, returned 8.42% for the twelve months ended May 31, 2010.

The high-yield bond market produced very strong results during the reporting period. The asset class posted positive returns during all but the last month of the period. This strong performance was due to a variety of factors, including the generally strengthening economy, better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexvii returned 28.79% for the twelve months ended May 31, 2010.

Emerging market debt prices rallied sharply, also posting positive returns each month during the period, except for May 2010. This rally was triggered by optimism that the worst of the global recession was over, as well as rising commodity prices, solid domestic demand and generally strong investor risk appetite. Over the twelve months ended May 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 17.10%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2010

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i        Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii       The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii     The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv      The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v       The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi      The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii    The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii   The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks high current income. As a secondary objective, the Fund seeks capital appreciation. Under normal conditions, the Fund invests a minimum of 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and debt of corporate issuers in emerging market countries. We believe attractive risk-adjusted returns can be achieved in the emerging market debt asset class through diligent country selection based on fundamental analysis, rigorous quantitative fixed-income analysis focusing on market inefficiencies among sectors and securities in each country and a focus on managing risk through active management.

The portfolio, which invests in government and corporate issuers of emerging market countries, is actively managed. A risk-aware approach that assimilates the top-down global economic views of Western Asset Management Company (“Western Asset”), the Fund’s subadviser, with analysts’ fundamental and relative value views regarding emerging market country opportunities is employed. In allocating among different countries, the following are some of the factors that are considered: currency regime, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, fiscal policies, political outlook and tax environment. Individual securities that appear to be most undervalued and that offer attractive potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities are then selected. Independent fundamental analysis is used to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. S. Kenneth Leech, Stephen A. Walsh, Matthew C. Duda, Michael C. Buchanan and Keith J. Gardner are the co-leaders of the portfolio management team of this Fund. They are responsible for the day-to-day strategic oversight of the Fund’s investments and/or supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite market volatility at the end of the reporting period, the emerging market debt asset class generated strong returns during the period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i gained 17.10% over the twelve months ended May 31, 2010.

The EMBI Global generated positive returns during the first eleven months of the reporting period. Supporting the asset class over that time was the economic recovery in many emerging market countries driven by improving domestic spending and rising commodity prices. In addition, demand for emerging market debt was robust as investors sought to generate higher yields given the low rates available from short-term fixed-income securities.

Overshadowing the strong performance of the asset class during the fiscal year was the volatile market in May 2010, as concerns regarding the European debt crisis in Greece prompted fears of contagion. Against this backdrop, investors flocked to the relative safety of U.S. Treasury securities, driving their yields lower and prices higher in May. In contrast, emerging market debt spreads widened during the month.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the fiscal year, including a reduction in the Fund’s cash position. Our cash position had been built up to provide the Fund with ample liquidity to act as a hedge against market volatility and to give us the ability to purchase attractive new issues. Over the course of the period, we deployed the majority of the cash into areas of the market that we felt were attractively valued. In particular, we purchased Malaysia quasi-sovereign debt and Panama government bonds.

During the period, the Fund used Brazil local interest rate swaps to gain additional exposure to the Brazilian local markets. This strategy modestly detracted from performance as local interest rates in the country rose during the period.

2	Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

However, our overall Brazil position remained positive during the twelve-month reporting period. We also used U.S. Treasury futures to extend the portfolio’s durationii. This was a positive for performance as U.S. interest rates declined during the reporting period.

Performance review

For the twelve months ended May 31, 2010, Western Asset Emerging Markets Income Fund Inc. returned 20.55% based on its net asset value (“NAV”)iii and 30.04% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 17.10% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averageiv returned 20.44% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.00 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2010

Price Per Share	12-Month Total Return*
$13.71 (NAV)	20.55%
$12.08 (Market Price)	30.04%

All figures represent past performance and are not a guarantee of future results.

*       Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight exposure to emerging market corporate bonds. Wide spreads between corporates and sovereigns narrowed during the period given improving global economic conditions and better-than-expected corporate profits. During the twelve months ended May 31, 2010, the JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”)v returned 20.47%, outperforming the EMBI Global, which gained 17.10%.

The Fund’s overweight to and strong issue selection of Russian corporate bonds also significantly contributed to performance. Consistent with our strategy of selecting issues from strategically important sectors and issuers, we emphasized Russian Oil and Gas securities, such as issuers LUKOIL International Finance BV, the largest oil company in Russia, and TNK-BP Finance SA, the finance subsidiary of TNK-BP, an oil company jointly owned by BP and Alfa Group. We also had an overweight to the country’s agricultural bank RSHB Capital. Despite the general global economic slowdown, rising oil prices and improving economic conditions in the country helped these corporate bonds meaningfully outperform the benchmark during the twelve-month reporting period.

Elsewhere, our overweight to Argentina’s sovereign debt was beneficial, as the country announced details on a debt swap to settle claims associated with its 2001 default. This caused Argentina’s existing outstanding debt to rally as it was felt that the country would regain access to developed world capital markets.

Our overweight exposure to the Brazilian local markets, the Brazilian real and the country’s corporate bonds also enhanced the Fund’s results. The real appreciated versus the U.S. dollar during the period. In the corporate market, overweight positions in Vale Overseas Ltd., a global leader in iron ore production, and Globo Communicacoes e Participacoes SA, Brazil’s largest media company, were strong portfolio performers during the fiscal year. Vale Overseas Ltd.’s performance was helped by the rebound in commodity prices. Globo Communicacoes e Participacoes SA’s business metrics improved as the Brazilian economy recovered. In addition, the company’s low leverage and high cash level supported its bond prices.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our lack of exposure to smaller countries such as the Ukraine, Iraq and Ecuador. These countries performed well as their valuations rebounded during the reporting period.

Our cash position also detracted from performance given the benchmark’s solid results and the low yields available from short-term money market instruments. As discussed, we reduced the Fund’s

Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	3

cash position during the reporting period in order to selectively participate in the new issue market.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888 777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 15, 2010

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High-yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of May 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 6 through 12 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2010 were: Sovereign Bonds (49.9%), Energy (15.3%), Materials (7.6%), Telecommunication Services (6.9%) and Financials (6.9%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasisovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

[v]	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

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Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†        The bar graph above represents the composition of the Fund’s investments as of May 31, 2010 and May 31, 2009, and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report

Schedule of investments

May 31, 2010

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 49.9%
Argentina — 4.0%
Republic of Argentina	10.250%	2/6/03	2,000,000	DEM	$512,253	(a)
Republic of Argentina	9.000%	9/19/03	1,000,000	DEM	238,842	(a)
Republic of Argentina	7.000%	3/18/04	3,500,000	DEM	857,945	(a)
Republic of Argentina	8.500%	2/23/05	3,875,000	DEM	974,223	(a)
Republic of Argentina	11.250%	4/10/06	5,400,000	DEM	1,366,112	(a)
Republic of Argentina	9.000%	4/26/06	1,000,000	EUR	488,647	(a)
Republic of Argentina	9.000%	7/6/10	550,000	EUR	268,756	(a)
Republic of Argentina	11.750%	5/20/11	1,000,000	DEM	249,841	(a)
Republic of Argentina	12.000%	9/19/16	8,800,000	DEM	2,115,636	(a)
Republic of Argentina	11.750%	11/13/26	950,000	DEM	225,407	(a)
Republic of Argentina, Bonds	7.000%	9/12/13	5,165,000		4,275,329
Republic of Argentina, GDP Linked Securities	1.330%	12/15/35	3,195,000		220,455	(b)
Republic of Argentina, GDP Linked Securities	1.985%	12/15/35	3,800,000	EUR	277,945	(b)
Republic of Argentina, GDP Linked Securities	2.458%	12/15/35	20,189,523	ARS	338,700	(b)
Republic of Argentina, Medium-Term Notes	7.000%	3/18/04	6,500,000,000	ITL	1,609,437	(a)
Republic of Argentina, Medium-Term Notes	5.002%	7/13/05	3,000,000,000	ITL	733,302	(a)
Republic of Argentina, Medium-Term Notes	10.000%	2/22/07	1,000,000	EUR	500,940	(a)
Republic of Argentina, Medium-Term Notes	7.625%	8/11/07	1,000,000,000	ITL	244,434	(a)
Republic of Argentina, Medium-Term Notes	8.000%	10/30/09	625,000	DEM	147,901	(a)
Total Argentina					15,646,105
Brazil — 6.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	31,274,000	BRL	16,641,116
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	4,411,000	BRL	2,157,969
Federative Republic of Brazil	7.125%	1/20/37	6,537,000		7,550,235
Federative Republic of Brazil, Collective Action Securities, Notes	8.000%	1/15/18	889		1,019
Total Brazil					26,350,339
Colombia — 3.9%
Republic of Colombia	7.375%	9/18/37	8,701,000		9,658,110
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,926,000		5,701,845
Total Colombia					15,359,955
Hungary — 1.1%
Republic of Hungary, Senior Notes	6.250%	1/29/20	4,370,000		4,362,348
Indonesia — 2.9%
Republic of Indonesia	10.250%	7/15/22	10,904,000,000	IDR	1,283,594
Republic of Indonesia	11.000%	9/15/25	21,720,000,000	IDR	2,633,886
Republic of Indonesia	10.250%	7/15/27	21,034,000,000	IDR	2,382,695
Republic of Indonesia, Bonds	9.750%	5/15/37	25,039,000,000	IDR	2,635,211
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	2,220,000		2,491,950	(c)
Total Indonesia					11,427,336
Mexico — 4.0%
United Mexican States	8.125%	12/30/19	8,224,000		10,131,968
United Mexican States, Medium-Term Notes	6.050%	1/11/40	5,334,000		5,387,340
Total Mexico					15,519,308

See Notes to Financial Statements

Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	7

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Panama — 2.3%
Republic of Panama	7.250%	3/15/15	1,664,000	$1,930,240
Republic of Panama	9.375%	4/1/29	2,283,000	3,173,370
Republic of Panama	6.700%	1/26/36	3,520,000	3,898,400
Total Panama				9,002,010
Peru — 3.2%
Republic of Peru	8.750%	11/21/33	4,715,925	6,260,390
Republic of Peru, Bonds	6.550%	3/14/37	1,080,000	1,169,640
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	4,300,000	5,052,500
Total Peru				12,482,530
Qatar — 0.3%
State of Qatar, Senior Notes	4.000%	1/20/15	1,080,000	1,112,400	(c)
Russia — 6.2%
Russian Foreign Bond-Eurobond	11.000%	7/24/18	110,000	150,150	(c)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	617,000	1,033,537	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	20,454,360	22,908,883	(c)
Total Russia				24,092,570
Turkey — 8.8%
Republic of Turkey	11.875%	1/15/30	3,348,000	5,415,390
Republic of Turkey, Notes	6.750%	5/30/40	2,750,000	2,743,125
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000	114,500
Republic of Turkey, Senior Notes	6.875%	3/17/36	25,804,000	26,384,590
Total Turkey				34,657,605
United Arab Emirates — 0.2%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	860,000	917,775	(c)
Venezuela — 6.3%
Bolivarian Republic of Venezuela	8.500%	10/8/14	6,694,000	5,053,970
Bolivarian Republic of Venezuela	5.750%	2/26/16	10,922,000	6,717,030	(c)
Bolivarian Republic of Venezuela	7.000%	12/1/18	1,920,000	1,147,200	(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	933,000	515,483
Bolivarian Republic of Venezuela, Collective Action Securities	1.307%	4/20/11	2,872,000	2,556,080	(b)(c)
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	7,239,000	4,415,790
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	4,600,000	3,990,500
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	500,000	330,000
Total Venezuela				24,726,053
Total Sovereign Bonds (Cost — $191,790,299)				195,656,334
Collateralized Senior Loans — 0.5%
Energy — 0.5%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.000%	3/30/12	248,796	225,972	(c)(d)
Ashmore Energy International, Term Loan	3.290%	3/30/14	1,878,066	1,752,861	(d)
Total Collateralized Senior Loans (Cost — $1,931,725)				1,978,833

See Notes to Financial Statements

8	Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 43.7%
Consumer Discretionary — 3.3%
Media — 3.3%
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	866,000		$891,980	(c)
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	110,000		113,300	(c)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	4,050,000		4,074,567
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	4,900,000		5,065,204
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	2,690,000		2,716,900	(c)
Total Consumer Discretionary					12,861,951
Energy — 15.3%
Oil, Gas & Consumable Fuels — 15.3%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,811,700		1,851,153	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,600,000		2,905,500
KazMunaiGaz Finance Sub B.V., Senior Notes	8.375%	7/2/13	7,070,000		7,535,238	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,459,000		1,451,705	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	5,216,000		4,850,880	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,860,000		1,832,100	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	10,591,000		10,432,103
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000		3,741,713
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	4,950,000		2,734,875
Petroleos Mexicanos, Notes	8.000%	5/3/19	130,000		150,475
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000		1,914,000	(c)
Petronas Capital Ltd.	5.250%	8/12/19	12,910,000		13,189,398	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,758,000		1,795,929	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,429,000		2,643,080	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	2,640,000		2,834,185	(c)
Total Energy					59,862,334
Financials — 6.9%
Commercial Banks — 4.9%
HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank)	8.900%	12/20/10	56,805,000	RUB	1,399,337	(b)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,024,000		933,661	(b)(c)
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	6,650,000		6,974,187	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	3,563,000		3,491,740	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	5,580,000		6,193,800	(c)
Total Commercial Banks					18,992,725
Diversified Financial Services — 2.0%
TNK-BP Finance SA	6.625%	3/20/17	2,387,000		2,297,488	(c)
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	2,105,000		2,199,725	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,830,000		2,893,675	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	528,000		538,100	(c)
Total Diversified Financial Services					7,928,988
Total Financials					26,921,713

See Notes to Financial Statements

Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	9

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.5%
Building Products — 0.7%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,993,000	$2,067,737	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	810,000	793,800	(c)
Total Building Products				2,861,537
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	560,000	575,400	(c)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	2,440,000	2,415,600	(c)
Total Construction & Engineering				2,991,000
Road & Rail — 0.0%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	101,000	103,525
Total Industrials				5,956,062
Materials — 7.6%
Metals & Mining — 7.0%
Evraz Group SA, Notes	8.875%	4/24/13	2,995,000	2,999,656	(c)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	798,903	(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	310,000	337,567
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	980,000	997,150	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	798,026
Vale Overseas Ltd., Notes	8.250%	1/17/34	8,356,000	9,435,570
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,838,000	5,833,336
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	5,840,000	5,927,600	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	369,000	(c)
Total Metals & Mining				27,496,808
Paper & Forest Products — 0.6%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	2,287,000	2,527,798
Total Materials				30,024,606
Telecommunication Services — 6.9%
Diversified Telecommunication Services — 4.0%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	10,446,000	8,822,105	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	210,000	179,550	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	657,000	675,067	(c)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	750,000	785,625	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	5,017,000	5,270,188	(c)
Total Diversified Telecommunication Services				15,732,535
Wireless Telecommunication Services — 2.9%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	1,878,000	2,007,233
True Move Co., Ltd.	10.750%	12/16/13	430,000	423,550	(c)
True Move Co., Ltd.	10.375%	8/1/14	3,070,000	3,008,600	(c)
True Move Co., Ltd., Notes	10.750%	12/16/13	6,200,000	6,107,000	(c)
Total Wireless Telecommunication Services				11,546,383
Total Telecommunication Services				27,278,918

See Notes to Financial Statements

10	Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 2.2%
Electric Utilities — 1.5%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	3,660,000	$3,897,900	(c)
EEB International Ltd.	8.750%	10/31/14	720,000	765,000	(c)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,120,000	1,190,000	(c)
Total Electric Utilities				5,852,900
Independent Power Producers & Energy Traders — 0.4%
Colbun SA, Senior Notes	6.000%	1/21/20	1,660,000	1,654,700	(c)
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	961,350	(c)
Total Utilities				8,468,950
Total Corporate Bonds & Notes (Cost — $165,579,118)				171,374,534
U.S. Government & Agency Obligations — 0.7%
U.S. Government Agencies — 0.7%
Federal Home Loan Bank (FHLB), Bonds	4.750%	12/10/10	900,000	920,741
Federal National Mortgage Association (FNMA), Notes	2.875%	10/12/10	2,100,000	2,120,305
Total U.S. Government & Agency Obligations (Cost — $3,030,532)				3,041,046

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $356,500)		4/15/20	11,500	307,625
Total Investments Before Short-Term Investments (Cost — $362,688,174)				372,358,372

		Maturity Date	Face Amount†
Short-Term Investments — 2.7%
U.S. Government Agency — 0.2%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $640,734)	0.180%	8/23/10	641,000	640,793	(e)(f)
Repurchase Agreement — 2.5%
Morgan Stanley tri-party repurchase agreement dated 5/28/10; Proceeds at maturity — $9,956,199; (Fully collateralized by U.S. government agency obligations, 1.200% due 6/17/11; Market value — $10,212,647) (Cost — $9,956,000)	0.180%	6/1/10	9,956,000	9,956,000
Total Short-Term Investments (Cost — $10,596,734)				10,596,793
Total Investments — 97.6% (Cost — $373,284,908#)				382,955,165
Other Assets in Excess of Liabilities — 2.4%				9,222,779
Total Net Assets — 100.0%				$392,177,944

See Notes to Financial Statements

Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	11

Western Asset Emerging Markets Income Fund Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	The coupon payment on these securities is currently in default as of May 31, 2010.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2010.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(e)	Rate shown represents yield-to-maturity.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $374,397,136.

Abbreviations used in this schedule:

ARS — Argentine Peso
BRL — Brazilian Real
DEM — German Mark
EUR — Euro
GDP — Gross Domestic Product
IDR — Indonesian Rupiah
ITL — Italian Lira
OJSC — Open Joint Stock Company
RUB — Russian Ruble

See Notes to Financial Statements

12	Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Emerging Markets Income Fund Inc.

Summary of Investments by Country*

Russia	17.5%
Brazil	15.6
Mexico	12.3
Turkey	9.0
Venezuela	7.3
Colombia	5.5
Argentina	4.6
Malaysia	3.9
Peru	3.3
Indonesia	3.0
Thailand	2.5
Panama	2.3
Kazakhstan	2.0
India	1.9
Qatar	1.7
United States	1.4
Hungary	1.1
Chile	1.1
United Arab Emirates	0.7
Trinidad and Tobago	0.5
Short-term investments	2.8
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of May 31, 2010 and are subject to change.

See Notes to Financial Statements

Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	13

Statement of assets and liabilities

May 31, 2010

Assets:
Investments, at value (Cost — $373,284,908)	$382,955,165
Foreign currency, at value (Cost — $2,087,954)	1,930,991
Cash	969
Dividends and interest receivable	7,893,629
Receivable for securities sold	1,602,663
Receivable from broker — variation margin on open futures contracts	45,408
Prepaid expenses	16,323
Total Assets	394,445,148

Liabilities:
Payable for securities purchased	1,601,024
Investment management fee payable	355,891
Unrealized depreciation on swaps	58,888
Directors’ fees payable	15,308
Deferred foreign capital gains tax	2,331
Accrued expenses	233,762
Total Liabilities	2,267,204
Total Net Assets	$392,177,944

Net Assets:
Par value ($0.001 par value; 28,613,964 shares issued and outstanding; 100,000,000 shares authorized)	$ 28,614
Paid-in capital in excess of par value	388,202,399
Undistributed net investment income	2,210,378
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(7,691,610)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	9,428,163	*
Total Net Assets	$392,177,944

Shares Outstanding	28,613,964

Net Asset Value	$13.71

* Net of deferred foreign capital gains tax of $2,331.

See Notes to Financial Statements

14	Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report

Statement of operations

For the Year Ended May 31, 2010

Investment Income:
Interest	$ 29,204,131
Dividends	69,000
Less: Foreign taxes withheld	(160,902)
Total Investment Income	29,112,229

Expenses:
Investment management fee (Note 2)	4,078,395
Commitment fee (Note 5)	517,000
Directors’ fees	116,767
Transfer agent fees	116,270
Legal fees	108,543
Custody fees	84,906
Audit and tax	70,891
Stock exchange listing fees	41,557
Shareholder reports	33,620
Insurance	9,067
Miscellaneous expenses	11,266
Total Expenses	5,188,282
Net Investment Income	23,923,947

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,453,978
Futures contracts	1,057,272
Foreign currency transactions	107,096
Net Realized Gain	2,618,346
Change in Net Unrealized Appreciation/Depreciation From:
Investments	43,237,607	*
Futures contracts	657,929
Swap contracts	(58,888)
Foreign currencies	(194,690)
Change in Net Unrealized Appreciation/Depreciation	43,641,958
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	46,260,304
Increase in Net Assets from Operations	$ 70,184,251

* Net of $2,331 in deferred foreign capital gains tax.

See Notes to Financial Statements

Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	15

Statements of changes in net assets

For the years ended May 31,	2010	2009

Operations:
Net investment income	$ 23,923,947	$ 23,342,061
Net realized gain (loss)	2,618,346	(13,889,122)
Change in net unrealized appreciation/depreciation	43,641,958	(24,926,563)
Increase (Decrease) in Net Assets From Operations	70,184,251	(15,473,624)

Distributions to Shareholders From (Note 1):
Net investment income	(28,613,964)	(27,582,011)
Net realized gains	—	(3,184,973)
Decrease in Net Assets From Distributions to Shareholders	(28,613,964)	(30,766,984)

Fund Share Transactions (Note 7):
Net assets of shares issued in connection with merger (0 and 4,181,461 shares issued, respectively)	—	41,997,225
Cost of aggregate fractional shares repurchased (0 and 58 aggregate fractional shares, respectively)	—	(579)
Increase in Net Assets From Fund Share Transactions	—	41,996,646
Increase (Decrease) in Net Assets	41,570,287	(4,243,962)

Net Assets:
Beginning of year	350,607,657	354,851,619
End of year*	$ 392,177,944	$ 350,607,657
* Includes undistributed net investment income of:	$2,210,378	$4,603,527

See Notes to Financial Statements

16	Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2010[1]		2009[1]		2008[1]		2007		2006

Net asset value, beginning of year	$12.25		$14.52		$15.00		$14.34		$14.72

Income (loss) from operations:
Net investment income	0.84		0.87		0.90		0.81		0.98
Net realized and unrealized gain (loss)	1.62		(1.98)		(0.25)		1.18		0.35
Total income (loss) from operations	2.46		(1.11)		0.65		1.99		1.33

Less distributions from:
Net investment income	(1.00)		(1.03)		(0.77)		(0.68)		(0.78)
Net realized gains	—		(0.13)		(0.36)		(0.65)		(0.93)
Total distributions	(1.00)		(1.16)		(1.13)		(1.33)		(1.71)

Net asset value, end of year	$13.71		$12.25		$14.52		$15.00		$14.34

Market price, end of year	$12.08		$10.10		$13.41		$13.82		$12.57
Total return, based on NAV [2,3]	20.55%		(6.94)%		4.62%		14.46%		9.12%
Total Return, Based on Market Price [3]	30.04%		(15.05)%		5.86%		21.77%		5.05%

Net assets, end of year (000s)	$392,178		$350,608		$354,852		$366,393		$350,372

Ratios to average net assets:
Gross expenses	1.34%		1.44%[4]		1.53%		1.27%		1.83%
Gross expenses, excluding interest expense [7]	1.34		1.42	[4]	1.28		1.18		1.17
Net expenses	1.34		1.44	[4]	1.53		1.27	[5]	1.82 [5]
Net expenses, excluding interest expense [7]	1.34		1.42	[4]	1.28		1.18	[5]	1.17 [5]
Net investment income	6.16		7.39		6.21		5.47		6.06

Portfolio turnover rate	45%		36%		45%		87%		98%

Supplemental data:
Loans outstanding, end of year (000s)	—	[6]	—	[6]	—	[6]	—	[6]	$30,000
Asset coverage (000s)	—	[6]	—	[6]	—	[6]	—	[6]	$380,372
Asset coverage for loan outstanding	—	[6]	—	[6]	—	[6]	—	[6]	1,268%
Weighted average loan (000s)	—	[6]	—	[6]	—	[6]	$904		$38,767
Weighted average interest rate on loans	—	[6]	—	[6]	—	[6]	5.22%[6]		5.16%

1         Per share amounts have been calculated using the average shares method.

2         Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4         Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, both the gross and net expense ratios and both the gross and net expense ratios excluding interest expense would have been 1.43% and 1.40%, respectively.

5         Reflects fee waivers and/or expense reimbursements.

6         At May 31, 2010, May 31, 2009, May 31, 2008 and May 31, 2007, the Fund did not have an outstanding loan.

7         Ratio includes commitment fees incurred on the line of credit.

See Notes to Financial Statements

Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	17

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

18	Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$195,656,334	—	$195,656,334
Collateralized senior loans	—	1,978,833	—	1,978,833
Corporate bonds & notes	—	171,374,534	—	171,374,534
U.S. government & agency obligations	—	3,041,046	—	3,041,046
Warrants	—	307,625	—	307,625
Total long-term investments	—	$372,358,372	—	$372,358,372
Short-term investments†	—	10,596,793	—	10,596,793
Total investments	—	$382,955,165	—	$382,955,165
Other financial instruments:
Futures contracts	$(13,316)	—	—	$(13,316)
Interest rate swaps‡	—	$(58,888)	—	(58,888)
Total other financial instruments	$(13,316)	$(58,888)	—	$(72,204)
Total	$(13,316)	$382,896,277	—	$382,882,961

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract

Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	19

is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

20	Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital

Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	21

gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of May 31, 2010, there were $2,331 of deferred capital gains tax liabilities accrued on unrealized gains.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$2,296,868	$(2,296,868)

(a)     Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

22	Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended May 31, 2010, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$173,930,436	$3,098,130
Sales	161,898,157	—

At May 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 24,394,990
Gross unrealized depreciation	(15,836,961)
Net unrealized appreciation	$ 8,558,029

At May 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U.S. Treasury 10-Year Notes	126	9/10	$15,117,566	$15,104,250	$(13,316)

At May 31, 2010, the Fund had the following open swap contracts:

Swap Counterparty	Notional Amount†	Termination Date	Payments Made by the Fund‡	Payments Received by the Fund‡	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Interest Rate Swaps:
Credit Suisse	$ 7,108,337	1/2/12	BRL-CDI	10.560%	—	$(23,838	)*
Credit Suisse	10,798,227	1/2/12	BRL-CDI	10.510%	—	(35,050	)*
Total	$17,906,564				—	$(58,888)

†  Notional amount denominated in U.S. dollars, unless otherwise noted.

‡  Percentage shown is an annual percentage rate.

*  Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2010.

LIABILITY DERIVATIVES[1]

Interest Rate Contracts Risk
Futures contracts[2]	$(13,316)
Swap contracts[3]	(58,888)
Total	$(72,204)

1                   Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2                   Includes cumulative appreciation/(depreciation) of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3                   Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	23

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$1,057,272	—	$1,057,272
Swap contracts	(781)	—	(781)
Forward foreign currency contracts	—	$26,088	26,088
Total	$1,056,491	$26,088	$1,082,579

CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$657,929	—	$657,929
Swap contracts	(58,888)	—	(58,888)
Total	$599,041	—	$599,041

During the year ended May 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$37,386,994
Forward foreign currency contracts (to buy)†	339,005
Forward foreign currency contracts (to sell)†	85,567

Average Notional Balance
Interest rate swap contracts	$16,529,136

†  At May 31, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Loan

At May 31, 2010, the Fund had a $48,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006 and amended November 16, 2007, November 14, 2008, November 13, 2009, December 15, 2009, and again as of January 15, 2010, with CHARTA, LLC (the “Lender”), as successor by assignment to Panterra Funding, LLC, and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the year ended May 31, 2010, the Fund paid $517,000 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

24	Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

6. Distributions subsequent to May 31, 2010

On May 17, 2010, the Board of Directors of the Fund declared a distribution in the amount of $0.2300 per share payable on June 25, 2010 to shareholders of record on June 18, 2010.

7. Transfer of net assets

On October 31, 2008, the Fund acquired the assets and certain liabilities of Western Asset Emerging Markets Income Fund Inc. (the “Acquired Fund”) pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset Emerging Markets Income Fund Inc.	4,181,461	$41,997,225	$245,392,637

As part of the reorganization, shareholders of the Acquired Fund received 0.992105 shares of the Fund’s shares. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $16,017,132, accumulated net realized loss of $357,205 and undistributed net investment income of $92,448. Total net assets of the Fund immediately after the transfer were $287,389,862. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$28,613,964	$28,057,585
Net long-term capital gains	—	2,709,399
Total distributions paid	$28,613,964	$30,766,984

As of May 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 2,301,660
Capital loss carryforward*	(6,592,698)
Other book/tax temporary differences(a)	(77,966)
Unrealized appreciation/(depreciation)(b)	8,315,935
Total accumulated earnings/(losses) — net	$ 3,946,931

*  As of May 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2016	$ (201,318)
5/31/2017	(640,760)
5/31/2018	(5,750,620)
$(6,592,698)

These amounts will be available to offset any future taxable capital gains subject to certain limitations as a result of the reorganization discussed in Note 7.

(a)     Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)    The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Emerging Markets Income Fund Inc. 2010 Annual Report	25

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Emerging Markets Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Income Fund Inc. as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Income Fund Inc. as of May 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 22, 2010

26	Western Asset Emerging Markets Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

Western Asset Emerging Markets Income Fund Inc.	27

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1994
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

28	Western Asset Emerging Markets Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	133
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (from 2002 to 2006)

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Emerging Markets Income Fund Inc.	29

Additional Officers cont’d

John Chiota
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2004); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

30	Western Asset Emerging Markets Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†                  Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

1                   The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2012, year 2011 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2                   Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Emerging Markets Income Fund Inc.	31

Annual chief executive officer and
chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s N-CSR filed with the SEC, for the period of this report.

32	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date

Western Asset Emerging Markets Income Fund Inc.	33

will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants

34	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

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Western Asset
Emerging Markets Income Fund Inc.

Directors	Western Asset Emerging Markets Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, NY 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadvisers	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company Limited
	Western Asset Management Company Pte. Ltd.	New York Stock Exchange Symbol
Officers		EMD
R. Jay Gerken, CFA	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
Kaprel Ozsolak	1 Lincoln Street
Chief Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
John Chiota	American Stock Transfer & Trust Company
Identity Theft Protection Officer	59 Maiden Lane
Robert I. Frenkel	New York, NY 10038
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•             Information we receive from you on applications and forms, via the telephone, and through our websites;

•             Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•             Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX011901 7/10 SR10-1129

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2009 and May 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,000 in 2009 and $58,500 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,900 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Review of Form N-14 and Issuance of consent letter dated July 11, 2008 and September 3, 2008 for Western Asset Emerging Markets Income Fund Inc..

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Emerging Markets Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,550 in 2009 and $11,950 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Emerging Markets Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Income Fund Inc. during the reporting period were $0 in 2010.

(h) Yes.  Western Asset Emerging Markets Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Emerging Markets Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Dr. Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Michael C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Research Analyst at Western Asset Management since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	106 registered investment companies with $174.2 billion in total assets under management	231 Other pooled investment vehicles with $105.5 billion in assets under management*	801 Other accounts with $182.6 on in total assets under management**

Stephen A. Walsh‡	106 registered investment companies with $174.2 billion in total assets under management	231 Other pooled investment vehicles with $105.5 billion in assets under management*	801 Other accounts with $182.6 billion in total assets under management**

Keith J. Gardner‡	44 registered investment companies with $26.9 billion in total assets under management	6 Other pooled investment vehicles with $0.6 billion in assets under management	3 Other accounts with $0.4 billion in total assets under management

Michael C. Buchanan‡	52 registered investment Companies with $30.1 billion in total assets Under management	6 Other pooled investment vehicles with $3.0 billion in assets under management	11 Other accounts with $1.6 billion in total assets under management

Michael C. Duda‡	3 registered investment Companies with $0.8 billion in total assets Under management	1 Other pooled investment vehicle with $18 million in assets under management	10 Other accounts with $0.4 billion in total assets under management

*	Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 88 accounts managed, totaling $24.7 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

           Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Michael C. Duda	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	August 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	August 4, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	August 4, 2010